UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
June 15, 2011
Date of Report (date of earliest event reported)

HANMI FINANCIAL CORPORATION
(exact names of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation or organization)	Commission File Number 000-30421	95-4788120 (I.R.S. Employer Identification Number)

3660 Wilshire Boulevard, Ph-A
Los Angeles, California 90010
(Address of principal executive offices, including zip code)
(213) 382-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.
     On June 15, 2011, Hanmi Financial Corporation (the “Company”) and Woori Finance Holdings Co. Ltd. (“Woori”) terminated that certain Securities Purchase Agreement dated May 25, 2010, as previously amended, by mutual agreement. The Securities Purchase Agreement contemplated a potential private placement of the Company’s common stock to Woori subject to certain terms and conditions.

Item 8.01.	Other Events.
     On June 15, 2011, the Company and Woori entered into a non-binding Memorandum of Business Alliance (the “Memorandum”). The Memorandum sets forth certain proposed mutually beneficial and non-exclusive business alliance programs between the parties. Such programs include: mutual efforts to expand the parties’ international trade finance businesses; mutual efforts to create a correspondent banking relationship for international remittances; exploring ways to provide services to each other’s VIP customers; providing mutual support and assistance in benchmarking studies related to best practices; cooperation and communication in connection with personnel training; sharing of industry and economic information, and information regarding potential capital investments in the Company (when legally permitted); and potential business activities between the companies’ respective subsidiaries.
     On June 15, 2011, the Company issued a press release regarding the termination of the Securities Purchase Agreement with Woori and entry into the Memorandum, which is filed herewith as Exhibit 99.1.
     As discussed therein, the press release filed as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press release dated June 15, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)
June 15, 2011	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description
99.1	Press release dated June 15, 2011

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